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                                                                  EXHIBIT 10.6.1


   FIRST AMENDMENT TO THE AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


     This FIRST AMENDMENT to the AMENDED and RESTATED REGISTRATION RIGHTS AGREEMENT (the "First Amendment") is dated April __, 2000 by and among PARADIGM GENETICS, INC., a DELAWARE corporation (the "Company"), BURRILL AGBIO CAPITAL FUND, L.P.; INNOTECH INVESTMENTS LIMITED, INTERSOUTH PARTNERS III, L.P., INTERSOUTH PARTNERS IV, L.P., LION BIOSCIENCE AG, POLARIS VENTURE PARTNERS III, L.P., POLARIS VENTURE PARTNERS, L.P., POLARIS VENTURE PARTNERS FOUNDERS' FUND, L.P., BAY CITY CAPITAL FUND I, L.P., (collectively the "Investors") and JOHN A. RYALS, JORN GORLACH, SANDY J. STEWART and SCOTT J. UKNES, (collectively the "Founders").

                                  WITNESSETH:

     WHEREAS, certain of the Investors (the "Series A Investors") and the Company entered into the Registration Rights Agreement dated as of February 12, 1998 and amended as of March 6, 1998 and May 29, 1998 (the "Original Registration Rights Agreement") in connection with the Series A Preferred Stock Purchase Agreement dated as of February 12, 1998;

     WHEREAS, certain of the Investors (the "Series B Investors") and the Company amended and restated the Original Registration Rights Agreement in its entirety by entering into an Amended and Restated Registration Rights dated as of March 12, 1999 (the "Restated Registration Rights Agreement") in connection with the Series B Preferred Stock Purchase Agreement dated as of March 12, 1999;

     WHEREAS, certain of the Investors (the "Series C Investors") and the Company amended and restated the Restated Registration Rights Agreement in its entirety by entering into an Amended and Restated Registration Rights dated as of January 21, 2000 (the "Restated Registration Rights Agreement") in connection with the Series C Preferred Stock Purchase Agreement dated as of January 21, 2000;

     WHEREAS, the Founders are holders of Common Stock of the Company;

     WHEREAS, the Company and the parties to the Amended and Restated Registration Rights Agreement agree to further amend the Amended and Restated Registration Rights Agreement in order to revise certain provisions therein; and

     WHEREAS, the provisions of the Amended and Restated Registration Rights Agreement may be amended, waived, discharged or terminated by approval of the




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holders of at least two-thirds of the Series A Preferred Stock, Series B
Preferred Stock and Series C Preferred Stock voting together as a single class constitute such requisite percentage necessary to approve the amendments contained herein.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby amend the Amended and Restated Registration Rights Agreement and agree as follows:

          1. The conditions of "Termination of Registration Rights" set forth specifically in Section 1.17(d) of Section 1 is hereby deleted and replaced with the following:

               (d) "three years after the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of the Company's Common Stock at a price per share of not less than $6.00 (as adjusted for stock splits, dividends, combinations and the like effected after the date of this Agreement) and an aggregate price to the public of not less than $20,000,000. Such three-year period shall not include any period of time during which adequate current public information, as defined in Rule 144(c) promulgated under the Securities Act, is not available with respect to the Company."

          2. The parties hereby ratify and confirm all of the provisions of the Amended and Restated Registration Rights Agreement, as amended April ____, 2000 and as further amended hereby, and agree and acknowledge that the same as so amended remains in full force and effect.

          3. This First Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to its conflicts of law provisions.

     This First Amendment may be executed in multiple counterparts and shall be and constitute the valid agreement of all of the parties executing the same (even if some of the persons or institutions whose names are reflected on the signature pages attached to this First Amendment do not execute this First Amendment) with respect to any one or more of the provisions of this First Amendment set forth above at such time as this First Amendment has been executed by those parties whose execution of this First Amendment is required under the terms of the Amended and Restated Registration Rights Agreement, as amended, to make such provisions effective.

     Executed as of the date above written.


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COMPANY
-------

PARADIGM GENETICS, INC.

By: _____________________________
Name: __________________________
Title: ___________________________


INVESTORS:
----------


THE BURRILL AGBIO CAPITAL FUND, L.P.

By: _____________________________
Name: __________________________
Title: ___________________________



INNOTECH INVESTMENTS LIMITED

By: _____________________________
Name: __________________________
Title: ___________________________

INTERSOUTH PARTNERS IV, L.P.

By: _____________________________
Name: __________________________
Title: ___________________________


INTERSOUTH PARTNERS III, L.P.

By: _____________________________
Name: __________________________
Title: ___________________________


LION BIOSCIENCE AG

By: _____________________________
Name: __________________________
Title: ___________________________


POLARIS VENTURE PARTNERS III, L.P.

By: _____________________________
Name: __________________________
Title: ___________________________



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POLARIS VENTURES FUND, L.P.

By: _____________________________
Name: __________________________
Title: ___________________________

POLARIS VENTURE PARTNERS FOUNDERS' FUND, L.P.

By: _____________________________
Name: __________________________
Title: ___________________________

THE BAY CITY CAPITAL FUND I, L.P.

By: _____________________________
Name: __________________________
Title: ___________________________


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